                                                                     EXHIBIT 2.6

                          AMENDMENT NO.1 AND CONSENT


     This Amendment No. 1 and Consent dated as of June 12, 2001 ("Agreement") is among IFCO Systems, N.V., a public limited liability company organized under the laws of the Netherlands ("Holdings"), IFCO Systems North America, Inc., a Delaware corporation ("Borrower"), the Lenders (as defined below) executing this Agreement, and Bank One, NA, as administrative agent for the Lenders ("Administrative Agent").


                                 INTRODUCTION


     A. The Borrower is party to the Second Amended and Restated Credit Agreement dated as of December 31, 2000 (as amended, modified, or revised from time to time, the "Credit Agreement") with Holdings, the financial institutions parties thereto ("Lenders"), CIBC World Markets Corp. and Banc One Capital Markets, Inc., as co-lead arrangers and co-book runners, CIBC World Markets Corp., as syndication agent, and the Administrative Agent.

     B. The Borrower, the Lenders, and the Administrative Agent desire to amend the Credit Agreement in certain respects as set forth herein and the Borrower has requested that the Lenders consent to certain Asset Sales (as defined in the Credit Agreement).

     THEREFORE, the Borrower, the Lenders, and the Administrative Agent hereby agree as follows:

     Section 1.  Definitions; References.  Unless otherwise defined in this
                 -----------------------
Agreement, terms used in this Agreement which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.

     Section 2.  Amendments.
                 ----------

     (a) The definition of "Consolidated EBITDA" in Section 1.1 of the Credit Agreement is amended by amending clause (f) in its entirety to read as follows:

          (f) with respect to the fiscal quarter of Holdings ending December 31, 2000 only, any other non-recurring expenses or losses substantially in accordance with Exhibit 1.1 attached hereto shall not, in the aggregate, exceed $15,600,000,

     (b) Effective as of May 30, 2001, Section 6.1(a)(i) of the Credit Agreement is amended by replacing "150" with "180".

     (c) Section 7.6 of the Credit Agreement is amended in its entirety to read as follows:

          Restricted Payments.  (i) Declare or pay any dividend (other than
          -------------------
          dividends payable solely in common stock of the Person making such dividend) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any Capital Stock of Holdings or any of its Subsidiaries, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of Holdings or any of its Subsidiaries, and (ii) any payment or prepayment of principal of, premium or penalty, if any, interest on, or redemption, purchase, retirement, defeasance (including in-substance or legal defeasance), sinking fund or similar payment with respect to the Senior Subordinated Notes or the Subordinated Seller Notes (collectively, "Restricted Payments"), except that:
                                -------------------

          (a) any Subsidiary of Holdings may make Restricted Payments to Holdings or any Wholly Owned Subsidiary Guarantor;

          (b) so long as no Default or Event of Default shall have occurred and be continuing, the Borrower may pay dividends to Holdings to permit Holdings to make interest payments on the Senior Subordinated Notes; and

          (c) so long as no Default or Event of Default shall have occurred and be continuing, the Borrower, Holdings or any subsidiary of Holdings may make scheduled interest payments on the Subordinated Seller Notes.

     (d) Section 7.8 of the Credit Agreement is amended by adding "and the Subordinated Seller Notes" after each instance of "Senior Subordinated Notes".

     Section 3.  Consent.  The Administrative Agent and the Lenders consent to
                 -------
the Asset Sale of the operating assets and owned real property of Borrower's Sonoma, California, Salinas, California, and Yuma, Arizona, pallet manufacturing operations ("Sonoma Pacific Operations"), pursuant to a purchase agreement between the Borrower and Sonoma Pacific Company, an Oregon corporation ("Purchaser") reasonably acceptable to the Administrative Agent, for total consideration not less than $5,500,000, adjusted downward or upward for the amount of any decrease or increase in inventory totals, which shall be payable to the Borrower (i) $1,000,000 in cash on the closing date; (ii) the balance of $4,500,000, subject to adjustment for changes in inventory levels after April 30, 2001, evidenced by secured promissory notes due within one year after closing.

     Section 4.  Representations and Warranties.  The Borrower represents and
                 ------------------------------
warrants to the Administrative Agent and the Lenders that:

     (a) the representations and warranties set forth in the Credit Agreement are true and correct in all material respects as of the date of this Agreement, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty was true and correct in all material respects as of such earlier date;

     (b) (i) the execution, delivery, and performance of this Agreement have been duly authorized by appropriate proceedings, and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrower, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and

     (c) as of the effectiveness of this Agreement, no Default or Event of Default has occurred and is continuing.

     Section 5.  Effectiveness.  This Agreement shall become effective and the
                 -------------
Credit Agreement shall be amended as provided in this Agreement upon the occurrence of the following conditions precedent:

     (a) the Borrower, Holdings, the Guarantors, the Administrative Agent, and the Required Lenders shall have delivered duly and validly executed originals of this Agreement to the Administrative Agent;

     (b) the representations and warranties in this Agreement shall be true and correct in all material respects;

     (e) the Administrative Agent and Lenders executing this Agreement shall have received the required work fee from the Borrower;

     (f) the Borrower shall have delivered duly and validly executed originals of the Note Assignment Agreement directly assigning the Sonoma Notes to the Administrative Agent for the benefit of the Lenders; and

     (g) the Borrower shall have delivered to the Administrative Agent duly and validly executed copies of all security documents concerning the Sonoma Pacific transaction.

     Section 6.  Effect on Loan Documents.
                 ------------------------

     (a) Except as amended herein, the Credit Agreement and the Loan Documents remain in full force and effect as originally executed and amended heretofore. Nothing herein shall act as a waiver of any of the Administrative Agent's or Lenders' rights under the Loan Documents, as amended, including the waiver of any Event of Default or Default, however denominated.

     (b) This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement may be an Event of Default or Default under other Loan Documents.

     Section 7.  Choice of Law.  This Agreement shall be governed by and
                 -------------
construed and enforced in accordance with the laws of the State of New York.

     Section 8.  Counterparts.  This Agreement may be signed in any number of
                 ------------
counterparts, each of which shall be an original.

     EXECUTED as of the date first above written.

                                  IFCO SYSTEMS, N.V.


                                  By: /s/ Edward Rhyne
                                      ------------------------------------------
                                          Edward Rhyne
                                          Executive Vice President


                                  IFCO SYSTEMS NORTH AMERICA, INC.


                                  By: /s/ Edward Rhyne
                                      ------------------------------------------
                                          Edward Rhyne
                                          Vice President


                                  BANK ONE, NA, as Administrative Agent and as a Lender


                                  By: /s/ John J. Zollinger, IV
                                      ------------------------------------------
                                  Name: John J. Zollinger, IV
                                        ----------------------------------------
                                  Title: Associate Director
                                         ---------------------------------------


                                  CANADIAN IMPERIAL BANK OF COMMERCE, as Lender


                                  By: /s/ Lindsay Gordon
                                      ------------------------------------------
                                  Name: Lindsay Gordon
                                        ----------------------------------------
                                  Title: CIBC World Markets Corp. as Agent
                                         ----------------------------------


                                  DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN
                                   BRANCHES, as Lender


                                  By: /s/ Gerd Lengfeld
                                      ------------------------------------------
                                  Name:   Gerd Lengfeld
                                        ----------------------------------------
                                  Title:  Director
                                        ----------------------------------------


                                  By: /s/ Dominik Rohe
                                      ------------------------------------------
                                  Name: Dominik Rohe
                                        ----------------------------------------

                                  Title:   Assistant Treasurer
                                         ---------------------------------------


                                  COMERICA BANK, as Lender


                                  By:  /s/ John R. Grundstad
                                      ------------------------------------------
                                  Name:    John R. Grundstad
                                        ----------------------------------------
                                  Title:   VP
                                         --------------------------------------


                                  BNP PARIBAS, as Lender


                                  By:  /s/ Jeff Tebeaux
                                     -------------------------------------------
                                  Name:    Jeff Tebeaux
                                        ----------------------------------------
                                  Title:   Associate
                                         ---------------------------------------

                                  By:  /s/ Henry F. Setina
                                     -------------------------------------------
                                  Name:    Henry F. Setina
                                       -----------------------------------------
                                  Title:   Vice President
                                        ----------------------------------------


                                  NATIONAL CITY BANK, as Lender


                                   By: /s/ Michael J. Durbin
                                      ------------------------------------------
                                   Name:   Michael J. Durbin
                                        ----------------------------------------
                                   Title:  Vice President
                                          --------------------------------------


                                   THE ROYAL BANK OF SCOTLAND, as Lender


                                   By: /s/ Gerd Bieding
                                       -----------------------------------------
                                   Name:   Gerd Bieding
                                         ---------------------------------------
                                   Title:  Director
                                         ---------------------------------------


                                   THE BANK OF NOVA SCOTIA, as Lender


                                   By: /s/ Olivia L. Braun
                                      ------------------------------------------
                                   Name:   Olivia L. Braun
                                         ---------------------------------------
                                   Title:  Director
                                          --------------------------------------

                   ACKNOWLEDGMENT AND CONSENT BY GUARANTORS

     Each of the undersigned Guarantors (i) acknowledges its receipt of a copy of and hereby consents to all of the terms and conditions of the foregoing Consent and (ii) reaffirms its obligations under the Guarantee and Collateral Agreement dated as of March 8, 2000 in favor of Bank One, NA, as Administrative Agent.

     Dated as June 12, 2001.

                                         BORROWER:
                                         --------

                                         IFCO SYSTEMS NORTH AMERICA, INC.


                                         By: /s/ Edward Rhyne
                                             -----------------------------------
                                         Name:   Edward Rhyne
                                               ---------------------------------
                                         Title:  Vice President
                                                --------------------------------


                                         GRANTORS:
                                         --------

                                         IFCO SYSTEMS, N.V.


                                         By: /s/ Edward Rhyne
                                           -------------------------------------
                                         Name:   Edward Rhyne
                                               ---------------------------------
                                         Title:  Executive Vice President
                                                --------------------------------

                                     IFCO SYSTEMS VIRGINIA, INC.
                                     IFCO SYSTEMS FLORIDA, INC.
                                     SONOMA PACIFIC COMPANY
                                     NEW LONDON PALLET, INC.
                                     NLD, INC.
                                     IFCO SYSTEMS CALIFORNIA, INC.
                                     SOUTHERN PALLET, INC.
                                     IFCO SYSTEMS PENNSYLVANIA, INC.
                                     SHIPSHEWANA PALLET CO., INC.
                                     GILBERT LUMBER INCORPORATED
                                     VALLEY CRATING AND PACKAGING, INC.
                                     DUCKERT PALLET CO., INC.
                                     ISAACSON LUMBER COMPANY
                                     BLACK RIVER FOREST PRODUCTS, INC.
                                     PALEX-TEXAS, INC.
                                     IFCO SYSTEMS IOWA, INC.
                                     SHEFFIELD LUMBER AND PALLET
                                        COMPANY, INC.


                                     By: /s/ Edward Rhyne
                                        ----------------------------------------
                                     Name:   Edward Rhyne
                                          --------------------------------------
                                     Title:  Vice President
                                           -------------------------------------


                                     AZ PALLET, INC.
                                     BROMLEY ACQUISITION COMPANY, INC.
                                     IFCO SYSTEMS OHIO, INC.


                                     By: /s/ Edward Rhyne
                                        ----------------------------------------
                                     Name:   Edward Rhyne
                                          --------------------------------------
                                      Title: Vice President
                                            ------------------------------------


                                     PALLET MANAGEMENT SERVICES, INC.


                                     By: /s/ Edward Rhyne
                                        ----------------------------------------
                                     Name:   Edward Rhyne
                                          --------------------------------------
                                     Title:  Vice President
                                           -------------------------------------

                                    PALEX-TEXAS, L.P.

                                    By:  PalEx-Texas, Inc., its General Partner



                                    By: /s/ Edward Rhyne
                                       -----------------------------------------
                                    Name:   Edward Rhyne
                                         ---------------------------------------
                                    Title:  Vice President
                                          --------------------------------------


                                    IFCO ICS-CHICAGO, INC.
                                    IFCO INDUSTRIAL CONTAINER SYSTEMS
                                       HOLDING COMPANY
                                    IFCO ICS-WASHINGTON, INC.
                                    IFCO ICS-CALIFORNIA, INC.
                                    ENVIRONMENTAL RECYCLERS OF
                                       COLORADO, INC.
                                    IFCO ICS-FLORIDA, INC.
                                    IFCO ICS-MINNESOTA, INC.
                                    IFCO ICS-GEORGIA, INC.
                                    IFCO ICS-ILLINOIS, INC.
                                    IFCO ICS-NORTH CAROLINA, INC.
                                    IFCO ICS-MIAMI, INC.
                                    CONTAINER RESOURCES CORPORATION


                                    By: /s/ Barry M. Slavin
                                       -----------------------------------------
                                    Name:   Barry M. Slavin
                                         ---------------------------------------
                                    Title:  V.P.
                                          --------------------------------------


                                    IFCO ICS-MICHIGAN, INC.


                                    By: /s/ Barry M. Slavin
                                       -----------------------------------------
                                    Name:   Barry M. Slavin
                                         ---------------------------------------
                                    Title:  V.P.
                                          --------------------------------------

                                        IFCO ICS-WESTERN LLC

                                        By:  IFCO ICS-Chicago, Inc., its Manager


                                        By: /s/ Barry M. Slavin
                                            ------------------------------------
                                        Name:   Barry M. Slavin
                                            ------------------------------------
                                        Title:  V.P.
                                            ------------------------------------


                                        PALEX TEXAS HOLDINGS, INC.


                                        By: /s/ Casey Fletcher
                                           -------------------------------------
                                        Name:   Casey Fletcher
                                             -----------------------------------
                                        Title:  President
                                                --------------------------------


                                        IFCO SYSTEMS EUROPE GMBH


                                        By: /s/ Michael Nimtsch /s/ Karl Pohler
                                           -------------------------------------
                                        Name:   Michael Nimtsch     Karl Pohler
                                             -----------------------------------
                                        Title:  CFO                 CEO
                                               ---------------------------------


                                        SCHOELLER-U.S., INC.


                                        By: /s/ Edward Rhyne
                                           -------------------------------------
                                        Name:   Edward Rhyne
                                             -----------------------------------
                                        Title:  Vice President
                                              ----------------------------------


                                        IFCO - U.S., L.L.C.


                                        By: /s/ Edward Rhyne
                                           -------------------------------------
                                        Name:   Edward Rhyne
                                             -----------------------------------
                                        Title:  Vice President
                                              ----------------------------------


                                                            EXHIBIT 1.1
                 Amendment No. 1 to the Second Amended and Restated Credit Agreement dated as of December 31, 2000

----------------------------------------------------------------------------------------------------------------------------------
            IFCO SYSTEMS N.V. CALCULATION OF ADJUSTED PRO FORMA                                    | PRELIMINARY   |
                              EBITDA 2000                                                          |               |
-----------------------------------------------------------------------------------------------------------------------------------
                         |                                                        |                |               |
-------------------------|--------------------------------------------------------|----------------|---------------|---------------
                         |                                                        |     $          |               |
----------------------------------------------------------------------------------|----------------|---------------|---------------
 Proforma EBITDA from Annual Report Presentation                                  |      49,768    |               |
----------------------------------------------------------------------------------|--------------------------------|---------------
 Discontinued operations                                                          |      10,594    |               |
----------------------------------------------------------------------------------|----------------|---------------|---------------
                         |                                                        |      60,362    |               |
-------------------------|--------------------------------------------------------|----------------|---------------|---------------
                         |                                                        |                |               |
-------------------------|--------------------------------------------------------|----------------|---------------|---------------
 Restructuring charge    |                                                        |       1,161    |               |
----------------------------------------------------------------------------------|----------------|---------------|---------------
 One-time and non recurring items                                                 |                |               |
----------------------------------------------------------------------------------|----------------|---------------|---------------
   North America                                                                  |       8,007    |               |
----------------------------------------------------------------------------------|----------------|---------------|---------------
   IFCO Systems N.V.                                                              |       2,600    |               |
----------------------------------------------------------------------------------|----------------|---------------|---------------
   Europe and ROW                                                                 |       1,893    |               |
----------------------------------------------------------------------------------|----------------|---------------|---------------
   IFCO Online                                                                    |       1,251    |               |
----------------------------------------------------------------------------------|----------------|---------------|---------------
   ISL                                                                            |         647    |               |
----------------------------------------------------------------------------------|----------------|---------------|---------------
                         |                                                        |      14,398    |               |
----------------------------------------------------------------------------------|================|---------------|---------------
 TOTAL ADJUSTED PRO FORMA EBITDA                                                  |     $75,921    |               |
----------------------------------------------------------------------------------|================|---------------|---------------
                         |                                                        |                |               |
----------------------------------------------------------------------------------|----------------|---------------|---------------
 DETAIL OF ONE-TIME AND SPECIAL ITEMS                                             |      NON       | RESTRUCTURING |    TOTAL
                                                                                  |   RECURRING    |               |
----------------------------------------------------------------------------------|----------------|---------------|---------------
 North America                                                                    |                |               |
----------------------------------------------------------------------------------|----------------|---------------|---------------
                         | Early termination of offices - restructuring. Non cash |           0    |           420 |         420
-------------------------|---------------------------------------------------------------------------------------------------------
                         | Compensation (salaries, severance payments, RIF) related to permanent headcount reductions. In
                         | conjunction with the IPO and the merger management decided to size down infrastructure in NA. This was
                         | previously charged to goodwill or restructuring charge.
-----------------------------------------------------------------------------------------------------------------------------------
                         | Non recurring - cash.                                  |       4,909    |             0 |       4,909
-----------------------------------------------------------------------------------------------------------------------------------
                         | Payment to third parties for certain bank debt         |         217    |             0 |         217
                         | transactions during the IPO, required to be expensed   |                |               |
                         | by USGAAP; previously charged to goodwill. Non         |                |               |
                         | recurring - cash.                                      |                |               |
-----------------------------------------------------------------------------------------------------------------------------------
                         | Costs incurred to change the Company name from PalEx   |         284    |             0 |         284
                         | to IFCO and the according change of the signs etc.;    |                |               |
                         | previously charged to goodwill. Non recurring - cash.  |                |               |
-------------------------|--------------------------------------------------------|----------------|---------------|---------------
                         | CEO search and moving costs; previously charged to     |         275    |             0 |         275
                         | goodwill. Non recurring - cash.                        |                |               |
-------------------------|--------------------------------------------------------|----------------|---------------|---------------
                         | Operating loss from facilities closed subsequent to    |         185    |             0 |         185
                         | their acquisition in 2000 (Bromley); previously        |                |               |
                         | charged to goodwill. Non recurring - cash.             |                |               |
-------------------------|--------------------------------------------------------|----------------|---------------|---------------
                         | Volume related deferral of revenues at RTC operations; |         560    |             0 |         560
                         | change in accounting policy required by AA. Revenues   |                |               |
                         | became effective at delivery date. They are now accrued|                |               |
                         | over the revenue cycle. Non recurring - non cash.      |                |               |
                         | Accounting change                                      |                |               |
-------------------------|--------------------------------------------------------|----------------|---------------|---------------
                         | Provision for bad debts on asbestos related customer   |       1,577    |             0 |       1,577
                         | accounts. One time item because IFCO NA does not have  |                |               |
                         | other customers that large with similar exposure.      |                |               |
                         | Extraordinary and non-recurring - non cash.            |                |               |
-------------------------|--------------------------------------------------------|----------------|---------------|---------------
                         |                                                        |       8,007    |           420 |       8,427
-------------------------|--------------------------------------------------------|================|===============|===============
                         |                                                        |                |               |
----------------------------------------------------------------------------------|----------------|---------------|---------------
 IFCO Systems N.V.                                                                |                |               |
-----------------------------------------------------------------------------------------------------------------------------------
                         | Compensation related to permanent headcount reductions |       1,197    |             0 |       1,197
                         | in NA - executive and managerial (VKM, JH, DL) Non     |                |               |
                         | recurring - cash                                       |                |               |
-------------------------|--------------------------------------------------------|----------------|---------------|---------------
                         | Lawyer and audit fees in conjunction with the merger   |       1,032    |             0 |       1,032
                         | and IPO with which we we were not able to capitalize.  |                |               |
                         | Non recurring - cash                                   |                |               |
-------------------------|--------------------------------------------------------|----------------|---------------|---------------
                         | Management restructuring in Europe. Non recurring -    |         255    |             0 |         255
                         | cash                                                   |                |               |
-------------------------|--------------------------------------------------------|----------------|---------------|---------------
                         | Stop of strategic acquisition initiatives in Europe.   |         116    |            0  |         166
                         | Related lawyer and audit fees. Non recurring - cash.   |                |               |
                         |                                                        |                |               |
-------------------------|--------------------------------------------------------|----------------|---------------|---------------
                         |                                                        |       2,600    |            0  |       2,600
----------------------------------------------------------------------------------|================|===============|===============
 Europe and ROW                                                                   |                |               |
----------------------------------------------------------------------------------|----------------|---------------|---------------
                         | Restructuring expenses in South America. Write off of  |       1,204    |            0  |       1,204
                         | capitalized start up expenses related to Uruguay,      |                |               |
                         | Columbia, Chile and Mexico. The initiatives in this    |                |               |
                         | countries were suspended. Non recurring - non cash.    |                |               |
-----------------------------------------------------------------------------------------------------------------------------------


                                                            EXHIBIT 1.1
                 Amendment No. 1 to the Second Amended and Restated Credit Agreement dated as of December 31, 2000

----------------------------------------------------------------------------------------------------------------------------------
                         |Restructuring of washing depots in Europe. Built up a   |            0   |          741  |         741
                         |restructuring charge. Non recurring - restructuring -   |                |               |
                         |non cash.                                               |                |               |
-------------------------|--------------------------------------------------------|----------------|---------------|---------------
                         |Permanent reduction and reorganization of headcount     |          689   |            0  |         689
                         |staff, severance payments, search expenses.             |                |               |
                         |Non recurring - cash                                    |                |               |
-------------------------|--------------------------------------------------------|----------------|---------------|---------------
                         |                                                        |        1,893   |          741  |       2,634
-------------------------|--------------------------------------------------------|================|===============|===============
    IFCO Online          |                                                        |                |               |
-------------------------|--------------------------------------------------------|----------------|---------------|---------------
                         |Expenses for studies of Arthur Andersen, AT Kearney and |        1,251   |            0  |       1,251
                         |barkawi regarding the transponder technology used on    |                |               |
                         |crates and other start up expenses. Non recurring - cash|                |               |
-------------------------|--------------------------------------------------------|----------------|---------------|---------------
                         |                                                        |        1,251   |            0  |       1,251
-------------------------|--------------------------------------------------------|================|===============|===============
    ISL                  |                                                        |                |               |
-------------------------|--------------------------------------------------------|----------------|---------------|---------------
                         |The company started a business model with the target to |          647   |            0  |         647
                         |organize the roundtrip of loaded trucks according to the|                |               |
                         |RTC cycle. This business model failed. The respective   |                |               |
                         |company ISL was terminated and closed as of April 2001. |                |               |
                         |Non recurring - cash                                    |                |               |
-------------------------|--------------------------------------------------------|----------------|---------------|---------------
                         |                                                        |                |               |
-------------------------|--------------------------------------------------------|----------------|---------------|---------------
                         |                                                        |          647   |            0  |         647
----------------------------------------------------------------------------------|================|===============|===============
 TOTAL ONE-TIME AND NON RECURRING                                                 |      $14,398   |       $1,161  |     $15,559
----------------------------------------------------------------------------------=================================================